United States Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ____)

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ESP RESOURCES, INC.
(Name of Registrant As Specified In Its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ESP RESOURCES, INC.
111 Lions Club Street
Scott, Louisiana  70583

June 1, 2011

Dear Stockholder:

I invite you to attend the 2011 Annual Meeting of Stockholders of ESP Resources, Inc. (“Annual Meeting”).  The Annual Meeting will be held at 10:00 a.m. CST on Friday, July 29, 2011, at the JW Marriott New Orleans, 614 Canal St., New Orleans, LA 70130 - Telephone: (504) 525-6500.

Under the Securities and Exchange Commission rules that allow companies to furnish proxy materials to shareholders over the Internet, we have elected to deliver our proxy materials to the majority of our shareholders over the Internet.  This delivery process allows us to provide shareholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery.  On or about June 17, 2011, we expect to mail to our shareholders a Notice and Access to Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our 2011 Proxy Statement and 2010 Annual Report to shareholders.  The Notice also provides instructions on how to vote online and includes instructions on how to receive a paper copy of the proxy materials by mail.  On or about June 22, 2011, we expect to mail this Proxy Statement and the enclosed Proxy Card to certain shareholders.

On the following pages, you will find the Notice of our 2011 Annual Meeting of Stockholders and the Proxy Statement that describes the matters to be considered at the Annual Meeting.  We also have enclosed your Proxy Card and our Annual Report for the year ended December 31, 2010.  You will find voting instructions on the enclosed Proxy Card.  If your shares are held in “street name” (that is, held for your account by a broker or other nominee), you will receive instructions from the holder of record that you must follow for your shares to be voted.

The Annual Meeting is an excellent opportunity to learn more about ESP Resources’ business and operations.  We hope you will be able to attend.

Thank you for your ongoing support and continued interest in ESP Resources.

Sincerely yours,

By:	/s/ David Dugas
David Dugas
Chief Executive Officer and President

YOUR VOTE IS IMPORTANT.  PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING.  A RETURN ENVELOPE IS ENCLOSED FOR THAT PURPOSE.  EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 29, 2011

Internet Availability of Proxy Materials

Under rules recently approved by the Securities Exchange Commission (“SEC”), the Company is now furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each stockholder of record.  Instructions on how to access and review the proxy materials on the Internet can be found on the proxy card sent to shareholders of record and on the Notice and Access to Internet Availability of Proxy Materials (the “Notice”) sent to shareholders who hold their shares in “street name” (i.e. in the name of a broker, bank or other record holder).  The Notice will also include instructions for shareholders who hold their shares in street name on how to access the proxy card to vote over the Internet.  Voting over the Internet will not affect your right to vote in person if you decide to attend the Annual Meeting; however, if you wish to revoke your proxy, you must first notify the Corporate Secretary of your intent to vote in person, and vote your shares at the Annual Meeting.  The Proxy Statement and our 2010 Annual Report to Stockholders will be available at:  www.iproxydirect.com/ESPI.

ESP RESOURCES, INC.
111 LIONS CLUB STREET
SCOTT, LOUISIANA  70583

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS

DATE AND TIME:

July 29, 2011 at 10:00 a.m., CST

PLACE:

JW Marriott New Orleans, 614 Canal St., New Orleans, LA 70130 - Telephone: (504) 525-6500.

ITEMS OF BUSINESS:

•	To consider and act upon a proposal to elect three (3) members of the Board of Directors to one-year terms;

•	To consider and act upon a proposal to approve the 2011 Stock Option and Incentive Plan;

•
To consider and act upon a proposal to amend and restate our Bylaws including an amendment to (1) authorize the Board of Directors discretion to set the date of Annual Meetings, (2) authorize the Company to take actions by approval of the holders of a majority of the shares entitled to vote and (3) authorize the Board of Directors to amend the Bylaws;

•
To consider and act upon a proposal to amend our Articles of Incorporation including an amendment to (1) decrease the authorized shares of our common stock from 1,200,000,000 shares to 350,000,000 shares and (2) authorize a new class of stock, preferred stock, and that such class shall have 10,000,000 shares of stock authorized at $.001 par value;

•	To consider and act upon a proposal to ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011; and

•	To transact such other business as may properly come before the Annual Meeting.

RECORD DATE:

You are entitled to vote if you were a stockholder of record at the close of business on June 3, 2011.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on July 29, 2011.  Our Proxy Statement is attached.  Financial and other information concerning ESP Resources, Inc. is contained in our annual report to shareholders for the fiscal year ended December 31, 2010.  The Proxy Statement and our fiscal 2010 Annual Report to shareholders will be available on the Internet at:  www.iproxydirect.com/ESPI.

YOUR VOTE IS VERY IMPORTANT.  Whether or not you plan to attend the Annual Meeting of Stockholders, we urge you to vote and submit your proxy in order to ensure the presence of a quorum.

Registered holders may vote by mail (if you received a paper copy of the proxy materials by mail):  mark, sign, date and promptly mail the enclosed Proxy Card in the postage-paid envelope.

Beneficial Stockholders may vote if your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.

Any Proxy may be revoked at any time prior to its exercise at the Annual Meeting.

By Order of the Board of Directors,

June 1, 2011	By:	/s/ David Dugas
David Dugas
Scott, Louisiana		Chief Executive Officer and President

ESP RESOURCES, INC.
111 LIONS CLUB STREET
SCOTT, LOUISIANA  70583

PROXY STATEMENT
FOR 2011 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 29, 2011

This Proxy Statement is being provided to you by ESP Resources’ Board of Directors (the “Board”) in connection with our 2011 Annual Meeting of Stockholders.  The Annual Meeting will be held at 10:00 a.m. CST on Friday, July 29, 2011, at the JW Marriott New Orleans, 614 Canal St., New Orleans, LA 70130 - Telephone: (504) 525-6500, for the purposes set forth in the accompanying Notice of 2011 Annual Meeting of Stockholders and this Proxy Statement.  We expect to mail this information to stockholders entitled to vote at the Annual Meeting on or about June 22, 2011.

PURPOSE OF MEETING

At the Annual Meeting, stockholders will be asked to consider and act upon:

(1)   a proposal to elect three (3) members of the Board to one-year terms;

(2)   a proposal to approve the 2011 Stock Option and Incentive Plan;

(3)   a proposal to amend and restate our Bylaws including an amendment to (1) authorize the Board of Directors discretion to set the date of Annual Meetings, (2) authorize the Company to take actions by approval of the holders of a majority of the shares entitled to vote and (3) authorize the Board of Directors to amend the Bylaws;

(4)   a proposal to amend our Articles of Incorporation including an amendment to (1) decrease the authorized shares of our common stock from 1,200,000,000 shares to 350,000,000 shares and (2) authorize 10,000,000 shares of preferred stock;

(5)   a proposal to ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011; and

(6)   such other business as may properly come before the Annual Meeting.

The Board knows of no other business to be presented for consideration at the Annual Meeting.  Each proposal is described in more detail in this Proxy Statement.

INFORMATION ABOUT THE ANNUAL MEETING, PROXIES AND VOTING

What is the purpose of the annual meeting?

At the annual meeting, stockholders, whom we also refer to as shareholders in this Proxy Statement, will consider and vote on the following matters:

(1)   The election of the three (3) nominees named in this Proxy Statement to our Board, each for a term of one year;

(2)   An approval of our 2011 Stock Option and Incentive Plan;

(3)   An approval to amend and restate our Bylaws including an amendment to (1) authorize the Board of Directors discretion to set the date of Annual Meetings, (2) authorize the Company to take actions by approval of the holders of a majority of the shares entitled to vote and (3) authorize the Board of Directors to amend the Bylaws;

(4)   Amendments to our Articles of Incorporation including an amendment to (1) decrease the authorized shares of our common stock from 1,200,000,000 shares to 350,000,000 shares and (2) authorize 10,000,000 shares of preferred stock;

(5)   The ratification of the selection of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

The shareholders will also act on any other business that may properly come before the meeting.

Who can vote?

To be able to vote, you must have been an ESP Resources shareholder of record at the close of business on June 3, 2011.  This date is the Record Date for the annual meeting.  Shareholders of record who own our voting securities at the close of business on June 3, 2011 are entitled to vote on each proposal at the annual meeting.

How many votes do I have?

Each share of our common stock that you own on the Record Date entitles you to one vote on each matter that is voted on.

Is my vote important?

Your vote is important no matter how many shares you own.  Please take the time to vote.  Take a moment to read the instructions below.  Choose the way to vote that is easiest and most convenient for you and cast your vote as soon as possible.

How do I vote?

If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank or brokerage firm, you may vote in one of three ways as follows:

(1)   You may vote over the Internet.  If you have Internet access, you may vote your shares by following the Internet instructions on the Notice and Access to Internet Availability of Proxy Materials (the “Notice”) that was mailed to you.

(2)   You may vote by mail.  You may vote by completing and signing the Proxy Card enclosed with this Proxy Statement and promptly mailing it in the enclosed postage-prepaid envelope.  You do not need to put a stamp on the enclosed envelope if you mail it in the United States.  The shares you own will be voted according to your instructions on the Proxy Card you mail.  If you return the Proxy Card, but do not give any instructions on a particular matter described in this Proxy Statement, the shares you own will be voted in accordance with the recommendations of our Board.

(3)   You may vote in person.  If you attend the meeting, you may vote by delivering your completed Proxy Card in person or you may vote by completing a ballot.  Ballots will be available at the meeting.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of printed proxy materials?

Under rules recently approved by the Securities Exchange Commission (“SEC”), the Company is now furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each shareholder of record.  Instructions on how to access and review the proxy materials on the Internet can be found on the Proxy Card sent to shareholders of record and on the Notice sent to shareholders who hold their shares in “street name” (i.e. in the name of a broker, bank or other record holder).  The Notice will also include instructions for shareholders who hold their shares in street name on how to access the Proxy Card to vote over the Internet.  Voting over the Internet will not affect your right to vote in person if you decide to attend the Annual Meeting; however, if you wish to revoke your proxy, you must first notify the Corporate Secretary of your intent to vote in person, and vote your shares at the Annual Meeting.

On or about June 17, 2011, we will send all stockholders of record as of June 3, 2011 a Notice instructing them as to how to receive their proxy materials via the Internet this year.  The proxy materials will be available on the Internet as of June 15, 2011.

Where and when will the meeting be held?

The 2010 Annual Meeting will be held at 10:00 a.m. CST on Friday, July 29, 2011, at the JW Marriott New Orleans, 614 Canal St., New Orleans, LA 70130 - Telephone: (504) 525-6500.

How can I obtain directions to the meeting?

For directions to the location of our 2011 Annual Meeting, please visit our proxy website at https://www.iproxydirect.com/ESPI.

Who is soliciting my proxy?

Our Board is soliciting your proxy to vote at our 2011 Annual Meeting.  By completing and returning a proxy card, you are authorizing the proxy holder to vote your shares at our annual meeting as you have instructed.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, the “stockholder of record.”  The Notice has been directly sent to you by us.  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.”  The Notice has been forwarded to you by your broker, bank, or company appointed designee.  As the beneficial owner, you have the right to direct your broker, bank, or company appointed designee on how to vote your shares by following their instructions which are included with this proxy, if applicable.

Can I change my vote after I have mailed my Proxy Card or after I have voted my shares?

Yes.  You can change your vote and revoke your proxy at any time before the polls close at the meeting by doing any one of the following things:

•	signing another proxy with a later date;
•	giving our Corporate Secretary a written notice before or at the meeting that you want to revoke your proxy; or
•	voting in person at the meeting.

Your attendance at the meeting alone will not revoke your proxy.

Can I vote if my shares are held in “street name”?

If the shares you own are held in “street name” by a brokerage firm, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions.  In order to vote your shares, you will need to follow the directions your brokerage firm provides to you.  Many brokers also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your brokerage firm on your vote instruction form.

If your shares are held in street name, you must bring an account statement or letter from your bank or brokerage firm showing that you are the beneficial owner of the shares as of the Record Date (June 3, 2011) in order to be admitted to the meeting on July 29, 2011.  To be able to vote your shares held in street name at the meeting, you will need to obtain a Proxy Card from the holder of record.

What if I do not mark the boxes on my Proxy Card?

Any Proxy Card returned without directions given will be voted “FOR” all proposals presented.

Who pays for the solicitation of Proxies?

The solicitation of proxies in the enclosed form is made on behalf of the Board.  We pay all costs to solicit these proxies.  Our officers, directors and employees may solicit proxies but will not be additionally compensated for such activities.  We are also working with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such institutions and persons.  We will reimburse their reasonable expenses.

Who is entitled to vote at the 2011 Annual Meeting?

Stockholders of record at the close of business on June 3, 2011, which we refer to herein as the Record Date, will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting.  Our voting stock is comprised of our common stock, of which 99,893,267 shares were issued and outstanding as of the Record Date.

Establishing a Quorum and Votes Required

What constitutes a quorum?

In order for business to be conducted at the meeting, a quorum must be present in person or represented by valid proxies.  If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum, even if you abstain or fail to vote on any of the proposals listed on the proxy card.  A quorum consists of the holders of a majority of the shares of stock issued and outstanding on June 3, 2011, the Record Date, or at least 50,000,000 voting shares.  In the event of any abstentions or broker non-votes with respect to any proposal coming before the Annual Meeting, the proxy will be counted as present for purposes of determining the existence of a quorum.  If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

If I don’t vote, how will the shares I own in my brokerage account be voted?

Abstentions and broker non-votes typically will not be counted for purposes of approving any of the matters to be acted upon at the Annual Meeting.  A broker non-vote generally occurs when a broker or nominee who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter.  Non-routine matters would be those matters more likely to affect the structure and operations of the company, which would have a greater impact on the value of the underlying security.  Examples of non-routine matters would include, among other things, decisions as to corporate restructuring, poison pill provisions, and changes in capitalization.  In general, routine matters are those matters that do not propose to change the structure, bylaws or operations of the company.  An example of such matters would include, among other things, approval of the auditors.  Therefore, abstentions and broker non-votes generally have no effect under Nevada law with respect to routine matters which require the approval of only a majority of the shares of common stock present and voting at the meeting.  However, with respect to non-routine matters, abstentions and broker non-votes generally have the effect of a vote “against” a non-routine proposal since a majority of the shares of common stock outstanding must be voted in present or by proxy at the meeting.  If your shares are held in the name of a brokerage firm, and you do not tell your broker how to vote your shares (a "broker non-vote"), the broker can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal.

What vote is required for each item?

Election of Directors.  A nominee will be elected to the Board if the votes cast “for” the nominee’s election exceed the votes cast “against” the nominee’s election, with abstentions and “broker non-votes” counting as votes ”against” the nominee.  If the shares you own are held in “street name” by a brokerage firm, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions.

If you do not instruct your broker how to vote with respect to the election of directors, your broker may not vote with respect to this proposal.  If an uncontested incumbent director nominee receives a majority of votes “against” his election, the director must tender a resignation from the Board.  The Board will then decide whether to accept the resignation within 90 days following certification of the shareholder vote.  We will publicly disclose the Board’s decision and its reasoning with regard to the offered resignation.

Approval of our 2011 Stock Option and Incentive Plan.  The affirmative vote of a majority of the total number of votes cast at the meeting “for” the Plan must exceed the votes cast “against” the Plan, with abstentions and “broker non-votes” counting as votes ”against” the Plan.  If the shares you own are held in “street name” by a brokerage firm, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions.

Amendment and restatement of our Bylaws including an amendment to (1) authorize the Board of Directors discretion to set the date of Annual Meetings, (2) authorize the Company to take actions by approval of the holders of a majority of the shares entitled to vote and (3) authorize the Board of Directors to amend the Bylaws.  The affirmative vote of a majority of the total number of votes cast at the meeting “for” the amendment and restatement must exceed the votes cast “against” the amendment and restatement, with abstentions and “broker non-votes” not counting as votes “against” the amendment and restatement.  If the shares you own are held in “street name” by a brokerage firm, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions.

Amendment of our Articles of Incorporation Including an Amendment to (1) Decrease the Authorized Shares of our Common Stock from 1,200,000,000 Shares to 350,000,000 shares and (2) Authorize 10,000,000 Shares of Preferred Stock.  The affirmative vote of a majority of the total number of votes cast at the meeting “for” the amendment must exceed the votes cast “against” the amendment, with abstentions and “broker non-votes” not counting as votes “against” the amendment.  If the shares you own are held in “street name” by a brokerage firm, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions.

Ratification of Independent Registered Public Accounting Firm.  The affirmative vote of a majority of the total number of votes cast at the meeting is needed to ratify the selection of MaloneBailey, LLP, as our independent registered public accounting firm.

Who will count the votes?

The votes will be counted, tabulated and certified by Issuer Direct Corporation, our proxy agent.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and we will not disclose your vote, unless (1) we are required to do so by law (including in connection with the pursuit or defense of a legal or administrative action or proceeding), or (2) there is a contested election for the Board.  The Inspector of Elections will forward any written comments that you make on the Proxy Card to management without providing your name, unless you expressly request disclosure on your Proxy Card.

How does the Board recommend that I vote on the proposals?

The Board recommends that you vote FOR all of the proposals.

Where can I find the voting results?

We will report the voting results on Form 8-K within four business days after the end of our Annual Stockholders’ Meeting.

Could other matters be considered and voted upon at the meeting?

Our Board does not expect to bring any other matter before the annual meeting and is not aware of any other matter that may be considered at the meeting.  In addition, pursuant to our bylaws, the time has elapsed for any stockholder to properly bring a matter before the meeting.  However, if any other matter does properly come before the meeting, the proxy holders will vote the proxies as the Board may recommend.

What happens if the meeting is postponed or adjourned?

Your proxy will still be good and may be voted at the postponed or adjourned meeting.  You will still be able to change or revoke your proxy at any time until it is voted.

How can I obtain an Annual Report on Form 10-K?

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 is available on the Securities & Exchange Commission website at http://www.sec.gov/Archives/edgar/data/1346526/000135448811001038/0001354488-11-001038-index.htm.  If you would like a copy of our Annual Report on Form 10-K or any of its exhibits, we will send you one without charge.  Please contact:

ESP Resources, Inc.
Attn:  David Dugas, Chief Executive Officer
111 Lions Club Street
Scott, LA  70583
Phone:  (337) 706-7056
Email:  david.dugas@espchem.com

Whom should I contact if I have any questions?

If you have any questions about the Annual Meeting of Stockholders or your ownership of our common stock, please contact David Dugas, Chief Executive Officer, at the address, telephone number or email address listed above.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will only deliver one set of materials to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders.  Also, we will promptly deliver a separate copy of these materials and future stockholder communication documents to any stockholder at a shared address to which a single copy of these materials were delivered, or deliver a single copy of these materials and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.  Stockholders may also address future requests regarding delivery of proxy materials and/or annual reports by contacting us at the address noted above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 3, 2011, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers.  Each person has sole voting and investment power with respect to the shares of common stock.  Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage Of Class (1)
David Dugas 111 Lions Club Street Scott, LA 70583	3,500,000	3.50%

Tony Primeaux 111 Lions Club Street Scott, LA 70583	3,837,700	3.84%

William Cox 111 Lions Club Street Scott, LA 70583	235,583	0.24%

Directors and Executive Officers as a Group	7,573,283	7.58%

(1) Based on 99,893,267 shares of common stock issued and outstanding as of June 3, 2011.  Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.

Change in Control

We are not aware of any arrangement that might result in a change in control of our company in the future.

Equity Plan Compensation Information

Other than the proposed 2011 Stock Option and Incentive Plan as contemplated herein, we do not currently have a stock option plan or other form of equity plan.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board has nominated three members of our current Board to be re-elected at the Annual Meeting to serve one-year terms until the 2012 annual meeting of stockholders and until their respective successors are elected and qualified.  Each nominee has agreed to serve if elected.

Set forth below is information regarding the nominees, as of June 3, 2011, including their ages, positions with ESP Resources, Inc., recent employment and other directorships.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION TO THE BOARD OF DIRECTORS FOR EACH NOMINEE.

The persons who have been nominated for election at the Annual Meeting to serve on our Board are named in the table below.  Proxies cannot be voted for a greater number of persons than the number of nominees named.

Name	Age as of Record Date	Current Position

David Dugas	54	Chief Executive Officer, President,
		Chief Financial Officer & Director

Tony Primeaux	55	Vice-President & Director

William M. Cox	51	Director

Board of Directors and Executive Officers:

Mr. Dugas, a director since December 29, 2008, was appointed President on December 29, 2008.  Mr. Dugas has over 31 years of professional engineering and management experience.  Early in his career, Mr. Dugas gained petroleum engineering and senior management experience in the oil and gas industry holding positions of increasing responsibility in the areas of production, drilling and reservoir exploitation along with property and acquisition evaluations, operations management and completion design with Chevron and Texas Pacific Oil & Gas.  Mr. Dugas continued his management and engineering development as an owner and operator of several service companies supplying equipment, goods and consulting services to the oil and gas industry in North and South America, West Africa, and the Far East.  Mr. Dugas was a founding member and co-owner of the company that became Ocean Energy, an NYSE-listed company with a multi-billion dollar market capitalization.  Mr. Dugas was the Executive Vice-President of the company with responsibility for the property acquisition, management, production and reservoir engineering functions.  In November, 2006, Mr. Dugas founded ESP Resources, Inc. to provide petrochemicals and related services to the oil and gas industry in the Gulf of Mexico, Louisiana, Texas, Mississippi and Oklahoma regions through a wholly-owned subsidiary, ESP Petrochemicals, Inc.

Mr. Dugas received his B.S. degree in Petroleum Engineering from the University of Louisiana at Lafayette, graduating with highest honors.  He is a member of the Society of Petroleum Engineers, a lifetime member of Phi Beta Kappa, a member of Tau Beta Pi National Engineering Society and is a licensed professional petroleum engineer in the state of Louisiana.

Mr. Primeaux, a director since December 29, 2008, is President of ESP Petrochemicals, Inc.  Mr. Primeaux has 33 years of professional experience in the value-added specialty chemical market.  Mr. Primeaux began his career as a service and sales technician for Oilfield Chemicals, Inc., a large petrochemical supplier to Oil and Gas companies along the Gulf Coast and was subsequently promoted to Operations Manager of the company.  Mr. Primeaux became an owner/operator of Chemical Control, Inc., a specialty chemical company, in the 1980’s that was sold to Coastal Chemicals, a larger competitor, after 11 years of successful operations.  Mr. Primeaux has expertise in advanced interpretation and application petrochemical technologies, having designed chemical programs to achieve maximum effectiveness in some of the most hostile environments in the operating world of production operations for the oil and gas industry.

Mr. Primeaux founded ESP Petrochemicals, Inc. in March, 2007 and currently serves as President of the organization.  ESP Petrochemicals, Inc. became a wholly owned subsidiary of ESP Resources, Inc. in June, 2007.  Mr. Primeaux received a degree in Business Management from the University of Louisiana at Lafayette and has furthered his education attending numerous industry sponsored courses in quality control and implementation, strategic planning and marketing, drilling, production and work-over chemistry programs.

Mr. Cox was appointed a director on December 29, 2008.  Mr. Cox is an executive with extensive experience in the oil and gas industry, having served in various capacities as a geologist and asset manager for 27 years.  Mr. Cox currently serves as the Exploration Manager for Stone Energy Corporation, a NYSE-listed Oil and Gas Company.  His experience as an interpretation and exploration geologist has contributed significantly to the discovery of substantial oil and gas reserves in the offshore and deepwater Gulf of Mexico including development of opportunities in the East Breaks, Green Canyon, and Garden Banks regions of the Gulf of Mexico where water depths often exceed 5,000 feet.

Mr. Cox received his Bachelor of Science degree in Geology from the University of Louisiana at Lafayette and is a Certified Petroleum Geologist and a Texas Board Certified Licensed Professional Geologist.

CORPORATE GOVERNANCE

We currently act with three (3) directors consisting of David Dugas, Tony Primeaux and William M. Cox.  William M. Cox is considered an “independent director” as defined by Rule 5605(a)(2) of The NASDAQ Listing Rules.

We do not have a standing audit, compensation or nominating committee, but our entire Board acts in such capacities.  We believe that the members of our Board are capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting.  The Board of our company does not believe that it is necessary to have a standing audit, compensation or nominating committee because we believe that the functions of such committees can be adequately performed by the Board.  In addition, we believe that retaining one or more additional directors who would qualify as independent as defined in Rule 4200(a)(15) of the Rules of Nasdaq Marketplace Rules would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact the we have not generated any revenues from operations to date.

All proceedings of our Board were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors.  Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the corporate laws of the State of Nevada and the bylaws of our company, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

Nomination Process

As of December 31, 2010, we did not implement any material changes to the procedures by which our shareholders may recommend nominees to our Board.  Our Board does not have a policy with regards to the consideration of any director candidates recommended by our shareholders.  Our Board has determined that it is in the best position to evaluate our company’s requirements as well as the qualifications of each candidate when the Board considers a nominee for a position on our Board.  The Board believes that, given the early stage of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level.  Our company does not currently have any specific or minimum criteria for the election of nominees to the Board and we do not have any specific process or procedure for evaluating such nominees.  The Board assesses all candidates, whether submitted by management or shareholders, and makes recommendations for election or appointment.

Our company does not have any defined policy or procedure requirements for shareholders to submit recommendations or nominations for directors.  A shareholder who wishes to communicate with our Board may do so by directing a written request to the following address:

ESP Resources, Inc.
Attn:  David Dugas, Chief Executive Officer
111 Lions Club Street
Scott, LA  70583
Phone:  (337) 706-7056
Email:  david.dugas@espchem.com

The Board has nominated three members of our current Board to be re-elected at the Annual Meeting to serve one-year terms until the 2012 annual meeting of stockholders and until their respective successors are elected and qualified.  Each nominee has agreed to serve if elected.

Audit Committee Financial Expert

Our Board has determined that we do not have a board member that qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-B.  We believe that our Board is capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting.  The Board does not believe that it is necessary to have an audit committee at this time because our company believes that the functions of an audit committee can be adequately performed by our Board.  In addition, we believe that retaining an independent director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in our circumstances given the size of our company.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Executive Compensation

The particulars of compensation paid to:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended December 31, 2010; and

(c)
up to two additional individuals for whom disclosure would have been provided under (b), but for the fact that the individual was not serving as our executive officer at the end of the year ended December 31, 2010, who we will collectively refer to as the named executive officers of our company for the years ended December 31, 2010 and 2009 are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officer, whose total compensation does not exceed $100,000 for the respective fiscal year:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Options ($)(2)	Non- Equity Incentive Plan Compen- sation ($)	All Other Compen- sation ($)	Total ($)
Chris Metcalf	2010	$127,500	$-	$-	$-	$-	$-	$127,500
Chief Executive Officer & Director (1)	2009	$180,000	$-	$210,000	$-	$-	$-	$390,000

David Dugas	2010	$180,000	$-	$-	$-	$-	$-	$180,000
President and Director (1)	2009	$180,000	$-	$350,000	$-	$-	$-	$530,000

(1)
On August 18, 2010, Mr. Chris Metcalf submitted to the Board of the Company his resignation as an officer, director and any and all other positions of the Company.  The resignation of Mr. Metcalf was not the result of any disagreement with the Company on any matter relating to our operations, policies or practices.  That same day, the Board of the Company accepted Mr. Metcalf’s resignation and appointed Mr. David Dugas to serve as the Chief Executive Officer and Chief Financial Officer of the Company.

(2)
These amounts represent the aggregate grant date fair value of option awards for fiscal 2010 and 2009, respectively.  These amounts do not represent the actual amounts paid to or realized by the named executive officer for these awards during fiscal years 2010 and 2009.  The value of as of the grant date for stock options is recognized over the number of days of service required for the grant to become vested.

Equity Compensation Plan Information and Stock Options

Stock Option Awards

On September 21, 2010, through the Board, the Company granted non-statutory options to purchase 6,000,000 shares each to two directors (one of whom is also the CEO of the Company).  These were granted with an exercise price equal to $0.15 per share.  The stock price on the grant date was $0.12.  These options vest 33.33% on the commencement date, 33.33% on the first anniversary of the vesting commencement date and 33.33% on the second anniversary of the vesting commencement date.  Stock option activity summary covering options is presented in the table below:

	Number of Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term (years)
Outstanding at December 31, 2010	12,000,000	$0.15	9.98
Granted	-	-	-
Exercised	-	-	-
Expired/Forfeited	-	-	-
Outstanding at March 31, 2011	12,000,000	$0.15	9.98
Exercisable at March 31, 2011	4,000,000	$0.15	9.98

The 12,000,000 options that were granted had a weighted average grant-date fair value of $0.11 per share.  During the three months ended March 31, 2011, the Company recognized stock-based compensation expense of $464,641 related to stock options.  As of March 31, 2011, there was approximately $879,587 of total unrecognized compensation cost related to non-vested stock options which is expected to be recognized over a weighted-average period of approximately 1.98 years.  The intrinsic value of these options was $0 at March 31, 2011.  The fair value of the options granted during the period ended March 31, 2011 was estimated at the date of grant using the Black-Scholes option-pricing model with the following assumptions:

Market value of stock on grant date	$0.12
Risk-free interest rate (1)	2.61%
Dividend yield	0.00%
Volatility factor	158%
Weighted average expected life (2)	6 years
Expected forfeiture rate	0%

(1)	The risk-free interest rate was determined by management using the U.S. Treasury zero-coupon yield over the contractual term of the option on date of grant.
(2)	Due to a lack of stock option exercise history, the Company uses the simplified method under SAB 107 to estimate expected term.

DIRECTOR COMPENSATION

Compensation of Directors

We currently have no formal plan for compensating our directors for their services in their capacity as directors, although we may elect to issue stock options to such persons from time to time.  Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board.  Our Board may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.  On March 4, 2010 the Board approved the payment of 200,000 shares of the Company’s common stock to William M. Cox in remuneration for his services as an independent member of the Company’s Board.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers.  We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the Board or a committee thereof.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2010 about the securities issued, or authorized for future issuance, under our equity compensation plans, including the proposed Plan:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options (a)	Weighted-Average Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	-	-	-
Equity compensation plans not approved by security holders	12,000,000	$0.15	-
2011 Stock Incentive Plan	-	-	5,000,000
Total	12,000,000	$0.15	5,000,000

PROPOSAL NO. 2

TO APPROVE THE ESP RESOURCES, INC. 2011 STOCK OPTION AND INCENTIVE PLAN

On May 27, 2011, our Board adopted the ESP Resources, Inc. 2011 Stock Option and Incentive Plan, which we refer to herein as the “Plan”.

Purpose of the Plan

The purpose of the Plan is to encourage and enable the officers, employees, directors and other key persons (including consultants and prospective employees) of the Company, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company.  It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby motivating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

Summary of the Plan

The following is a summary of certain principal features of the Plan.  This summary is qualified in its entirety by reference to the complete text of the Plan which stockholders are urged to read in its entirety as set forth as Exhibit A to this Proxy Statement.

Administration of Plan; Committee Authority to Select Grantees and Determine Awards

The Plan shall be administered by the Board.  The Board shall have the power and authority to grant Awards consistent with the terms of the Plan.

Stock Issuable Under the Plan; Mergers; Substitutions

The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 5,000,000 shares, subject to adjustment as provided in Section 3(b).  For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan.  Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award.  The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

Eligibility

Grantees under the Plan will be such full or part-time officers, directors and other employees and key persons (including consultants and prospective employees) of the Company and its Subsidiaries, if any, as are selected from time to time by the Committee in its sole discretion.

Stock Options

Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.  Stock Options granted under the Plan may be Non-Qualified Stock Options.  Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

Exercise Price.  The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Committee at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

Option Term.  The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

Unrestricted Stock Awards

The Committee may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Committee) an Unrestricted Stock Award under the Plan.  Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

Amendments and Termination

The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent.  Except as provided in Section 3(b) or 3(c), in no event may the Committee exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation and re-grants.  Any material Plan amendments (other than amendments that curtail the scope of the Plan), including any Plan amendments that (i) increase the number of shares reserved for issuance under the Plan, (ii) expand the type of Awards available under, materially expand the eligibility to participate in, or materially extend the term of, the Plan, or (iii) materially change the method of determining Fair Market Value, shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders.  In addition, to the extent determined by the Committee to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders.

Effective Date of Plan

This Plan shall become effective upon the affirmative vote of a majority of the Company’s outstanding shares of common stock represented at the Annual Meeting at which a quorum is present in person or by proxy.  Any abstentions or broker non-votes will have the effect of a vote against the Plan.  No grants of Stock Options and other Awards may be made hereunder after the tenth (10th) anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth (10th) anniversary of the date the Plan is approved by the Board.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ESP RESOURCES, INC. 2011 STOCK OPTION AND INCENTIVE PLAN.

On May 27, 2011, the Board approved and adopted the Amended and Restated Bylaws of the Company (the “Amended Bylaws”).  The following proposals are a summary of the principal changes contained in the Amended Bylaws.  These descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended Bylaws, a copy of which is attached hereto as Exhibit B to this Proxy Statement.  Shareholders are encouraged to read the full text of the Amended Bylaws.

PROPOSAL NO. 3

AMENDMENT AND RESTATEMENT OF OUR BYLAWS INCLUDING AN AMENDMENT TO AUTHORIZE THE BOARD OF DIRECTORS DISCRETION TO SET THE DATE OF ANNUAL MEETINGS

Section 2 of Article I of the Company’s bylaws currently states:

The annual meeting of the shareholders of this corporation shall be held on the incorporation date each year beginning in 2005, at which time there shall be elected by the shareholders of the corporation a Board of Directors for the ensuing year, and the shareholders shall transact such other business as shall properly come before them.  If the day fixed for the annual meeting shall be a legal holiday such meeting shall be held on the next succeeding business day.

The proposed Amended Bylaws would deleted Section 2 of Article I in its entirety and replace it with the following Section 2.2 of Article II:

Annual meetings of stockholders shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.  At each annual meeting, the stockholders shall elect by a plurality vote a Board of Directors, and transact such other business as may properly be brought before the meeting.

Effect

The proposed amendment to the Company’s bylaws would enable the Company’s Board to establish the date of the Company’s annual meeting each year.  The amendment would not change the requirement that the Company hold an annual meeting, but it would permit the Board to plan a meeting at a time that would not interfere with the Company’s other reporting requirements or major transactions.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE FOREGOING AMENDMENT AND RESTATEMENT OF OUR BYLAWS TO AUTHORIZE THE BOARD OF DIRECTORS DISCRETION TO SET THE DATE OF ANNUAL MEETINGS.

PROPOSAL NO. 4

AMENDMENT AND RESTATEMENT OF OUR BYLAWS INCLUDING AN AMENDMENT TO AUTHORIZE THE COMPANY TO TAKE ACTIONS BY APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SHARES ENTITLED TO VOTE

Section 10 of Article I of the Company’s bylaws currently states:

Unless otherwise provided by law, any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action to be taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

The proposed Amended Bylaws would delete Section 10 of Article I in its entirety and replace it with the following Section 2.11 of Article II:

Unless otherwise provided by law, any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting if a consent in writing, setting forth the action to be taken, shall be signed by holders of a majority of the shares entitled to vote with respect to the subject matter thereof.

Effect

The proposed amendment to the Company’s bylaws would enable the Company and shareholders to take action by obtaining the approval of the holders of a majority of the shares entitled to vote on actions which may be taken at a meeting of the shareholders, rather than having to solicit the unanimous approval of the shareholders.  The Company would be required to file an Information Statement on Schedule 14C prior to taking such action, which requires the same notification timelines as a Proxy Statement filed on Schedule 14A, but it would not have to go through the administrative time and expense of collecting and counting proxies returned by its shareholders and holding a meeting on actions if it was able to obtain a written consent.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE FOREGOING AMENDMENT AND RESTATEMENT OF OUR BYLAWS TO AUTHORIZE THE COMPANY TO TAKE ACTIONS BY APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SHARES ENTITLED TO VOTE.

PROPOSAL NO. 5

AMENDMENT AND RESTATEMENT OF OUR BYLAWS INCLUDING AN AMENDMENT TO AUTHORIZE THE BOARD OF DIRECTORS TO AMEND THE BYLAWS

Article VIII of the Company’s bylaws currently states:

1.          Any of these Bylaws may be amended by a majority vote of the shareholders at any annual meeting or at any special meeting called for that purpose.
2.          The Board of Directors may amend the Bylaws or adopt additional Bylaws, but shall not alter or repeal any Bylaws adopted by the shareholders of the Company.

The proposed Amended Bylaws would delete Article VIII in its entirety and replace it with the following Article VIII:

These Bylaws may be altered, amended or repealed or new bylaws (any such action being referred to herein as an “Amendment”) as may be adopted by the Board of Directors at any regular or special meeting of the Board of Directors.  The shareholders, upon approval of a majority of the shareholders of the Corporation, may also make, alter, amend or repeal these Bylaws of the Corporation at any annual meeting or at a special meeting called for that purpose.  The Board of Directors will not have the authority to make, alter, amend or repeal any provision in the Bylaws that has already been amended by the shareholders without the approval of a majority of the shareholders of the Corporation.

Effect

This proposed amendment would clearly establish the Board’s authority to alter, amend, repeal and adopt provisions of the Company’s bylaws without shareholder action, while allowing the shareholders, upon majority approval, to effect any changes.

Implementation

If the Amended Bylaws are adopted by the stockholders, they will become effective.  Any amendment to our bylaws can only be effective upon an affirmative vote of a majority of the Company’s outstanding shares of common stock represented at the Annual Meeting at which a quorum is present in person or by proxy.  Any abstentions or broker non-votes will have the effect of a vote against the Amended Bylaws.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE FOREGOING AMENDMENT AND RESTATEMENT OF OUR BYLAWS TO AUTHORIZE THE BOARD OF DIRECTORS TO AMEND THE BYLAWS.

On May 27, 2011, the Board approved certain amendments to our Articles of Incorporation, a copy of which is attached hereto as Exhibit C to this Proxy Statement.  The following proposals do not contain an explanation of each amendment, so shareholders are encouraged to read the full text of the amendments in Exhibit C.

PROPOSAL NO. 6

APPROVAL OF AMENDMENTS TO OUR ARTICLES OF INCORPORATION INCLUDING AN AMENDMENT TO DECREASE THE AUTHORIZED SHARES OF OUR COMMON STOCK FROM 1,200,000,000 SHARES TO 350,000,000 SHARES

Article Four of our Articles of Incorporation currently states, in relevant part, that “the total amount of common stock authorized that may be issued by us (on a split-adjusted basis) is 1,200,000,000 shares at ONE TENTH OF A CENT ($.001) par value and no other class of stock shall be authorized by the Company.”  We propose to amend Article Four of our Articles of Incorporation to permit us to decrease the number of authorized shares of our common stock from 1,200,000,000 shares to 350,000,000 shares and to authorize a new class of stock, namely preferred stock.  Accordingly, we propose change the relevant part of Article Four to:  “The total number of shares of common stock authorized that may be issued by the corporation is THREE HUNDRED FIFTY MILLION (350,000,000) shares of stock at ONE TENTH OF A CENT ($.001) par value and the total number of shares of preferred stock authorized that may be issued by the corporation is TEN MILLION (10,000,000) shares of stock at ONE TENTH OF A CENT ($.001) par value.  Said shares may be issued by the corporation from time to time for such considerations as may be fixed by the Board of Directors and without further amendment to the Articles of Incorporation.”

Effect of Decrease in Authorized Shares

As of the Record Date, a total of 1,200,000,000 shares of our common stock were authorized of which 99,893,267 shares were issued and outstanding.  The terms of the shares of common stock following the decrease in authorized shares will be identical to those of the currently outstanding shares of common stock.  This amendment and the decrease in shares of authorized common stock will not alter the current number of issued shares.  The relative rights and limitations of the shares of common stock will remain unchanged under this amendment.

The Board believes the current amount of authorized shares is not consistent with the future needs of the Company’s capital requirements or current shares outstanding and that a reduction in the authorized common stock will make us more attractive to equity investors, who might otherwise be concerned about the level of dilution such investors may suffer upon the issuance of a large number of additional shares.  Therefore, we believe that a reduction of authorized shares will help improve the overall value of the Company to investors and increase shareholder value.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE FOREGOING AMENDMENT TO OUR ARTICLES OF INCORPORATION TO DECREASE THE AUTHORIZED SHARES OF OUR COMMON STOCK FROM 1,200,000,000 SHARES TO 350,000,000 SHARES.

PROPOSAL NO. 7

APPROVAL OF AMENDMENTS TO OUR ARTICLES OF INCORPORATION INCLUDING AN AMENDMENT TO AUTHORIZE A NEW CLASS OF STOCK, PREFERRED STOCK, AND THAT SUCH CLASS SHALL HAVE 10,000,000 SHARES OF STOCK AUTHORIZED AT $.001 PAR VALUE

Authorization of Preferred Stock

The authority to establish the rights and preferences of the preferred stock and the authority to issue the preferred stock will be vested in the Board.

Section 79.195 of the Nevada Revised Statutes provides:

If a corporation desires to have more than one class or series of stock, the articles of incorporation must prescribe, or vest authority in the board of directors to prescribe the classes, series and the number of each class or series of stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of stock.  If more than one class or series of stock is authorized, the articles of incorporation or the resolution of the board of directors passed pursuant to a provision of the articles must prescribe a distinguishing designation for each class and series.  The voting powers, designations, preferences, limitations, restrictions, relative rights and distinguishing designation of each class or series of stock must be described in the articles of incorporation or the resolution of the board of directors before the issuance of shares of that class or series.

Section 79.196 of the Nevada Revised Statutes provides:

If the voting powers, designations, preferences, limitations, restrictions and relative rights of any class or series of stock have been established by a resolution of the board of directors pursuant to a provision in the articles of incorporation, a certificate of designation setting forth the resolution and stating the number of shares for each designation must be signed by an officer of the corporation and filed with the Secretary of State.  A certificate of designation signed and filed pursuant to this section must become effective before the issuance of any shares of the class or series.

No preferred stock is presently authorized by our Articles of Incorporation.  The proposed amendment would authorize the Board, without any further stockholder action (unless such action is required in a specific case by applicable laws or regulations or by applicable rules of a trading market or stock exchange), to issue from time to time shares of preferred stock in one or more series, to determine the number of shares to be included in any series and to fix the designation, voting power, other powers, preferences and rights of the shares of each series and any qualifications, limitations or restrictions of the series.  The preferred stock to be authorized is of the type commonly known as "blank-check" preferred stock.

The amendment would authorize the Board, from time-to-time, to divide the preferred stock into series, to designate each series, and to determine for each series its respective rights and preferences, including, without limitation, any of the following:

(i)	the rate of dividends, and whether dividends were cumulative or had a preference over the common stock in right of payment;
(ii)	the terms and conditions upon which shares may be redeemed and the redemption price;
(iii)	sinking fund provisions for the redemption of shares;
(iv)	the amount payable in respect of each share upon a voluntary or involuntary liquidation of the Company;
(v)	the terms and conditions upon which shares may be converted into other securities of the Company, including common stock;
(vi)	limitations and restrictions on payment of dividends or other distributions on, or redemptions of, other classes of stock of the Company junior to such series, including the common stock;
(vii)	conditions and restrictions on the creation of indebtedness or the issuance of other senior classes of stock; and
(viii)	voting rights.

Any series of preferred stock could, as determined by the Board at the time of issuance, rank, with respect to dividends, voting rights, redemption and liquidation rights, senior to our common stock.

In the Board’s opinion, the primary reason for authorizing the preferred stock is to provide flexibility for the Company’s capital structure.  The Board believes that this flexibility is necessary to enable it to tailor the specific terms of a series of preferred stock that may be issued to meet market conditions and financing opportunities as they arise, without the expense and delay that would be entailed in calling a stockholders meeting to approve the specific terms of any series of preferred stock.  Through the use of preferred stock, the Company will not have to rely solely on the issuance of its common stock to raise capital and will be able to structure other terms, as my be required from time to time.  Therefore, the Company believes that the authorization of preferred stock will improve the Company’s appeal to the capital markets so that the Company can grow its business, thereby increasing shareholder value.

The preferred stock may be used by the Company for any proper corporate purpose.  Such purposes might include, without limitation, issuance in public or private sales for cash as a means of obtaining additional capital for use in our business and operations.  Other purposes could include issuances in connection with the acquisition of other businesses or properties.

We are investigating different alternatives for raising capital.  The preferred stock authorized under this proposal could be used in connection with any financing transaction or acquisition.  At this time, the Company is not discussing any financing with any sources of funds through the use of preferred stock.

Effect of Authorization of Preferred Stock

It is not possible to state the precise effects of the authorization of the preferred stock upon the rights of the holders of our common stock until the Board determines the respective preferences, limitations, and relative rights of the holders of the class as a whole or of any series of the Preferred Stock.  Such effects might include:

(i)	reduction of the amount otherwise available for the payment of future dividends on common stock to the extent dividends are payable on any issued preferred stock;
(ii)	restrictions on dividends on the common stock;
(iii)	rights of any series or the class of preferred stock to vote separately, or to vote with the common stock;
(iv)
conversion of the preferred stock into common stock at such prices as the Board determines, which could include issuance at below the fair market value or original issue price of the common stock, diluting the book value or per share value of the outstanding common stock; and

(v)	the holders of common stock not being entitled to shares in our assets upon liquidation until satisfaction of any liquidation preference granted to holders of the preferred stock.

In addition, the existence of unissued stock could, in certain instances, render more difficult or discourage a merger, tender offer, or proxy contest and thus potentially have an "anti-takeover" effect, especially if stock were issued in response to a potential takeover.  Issuances of stock, including preferred stock with conversion rights, can and have been implemented by some companies in a manner intended to make acquisition of the companies more difficult or more costly.  An issuance of stock could deter the types of takeover transactions that may be proposed or could discourage or limit the stockholders' participation in certain types of transactions that might be proposed (such as a tender offer), whether or not such transactions were favored by the majority of the stockholders and could enhance the ability of officers and directors to retain their positions.  Stockholders should be aware, however, that the Board has a fiduciary obligation to analyze the potential effects of the issuance of any shares upon the Company and our stockholders and to issue shares only when the Board believes the issuance to be in the best interests of our Company and our stockholders.  We have no present intention to use any of the preferred stock to be authorized in this proposal (or our currently authorized common stock) for anti-takeover purposes.

Implementation

If the foregoing amendments are adopted by the stockholders, they will become effective upon filing and recording of a Certificate of Amendment to the Articles of Incorporation in compliance with Nevada Revised Statutes.  The foregoing amendments can only be effective upon an affirmative vote of a majority of the Company’s outstanding shares of common stock represented at the Annual Meeting at which a quorum is present in person or by proxy.  Any abstentions or broker non-votes will have the effect of a vote against the amendments.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE FOREGOING AMENDMENT TO OUR ARTICLES OF INCORPORATION TO AUTHORIZE A NEW CLASS OF STOCK, PREFERRED STOCK, AND THAT SUCH CLASS SHALL HAVE 10,000,000 SHARES OF STOCK AUTHORIZED AT $.001 PAR VALUE.

PROPOSAL NO. 8

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board has, subject to the ratification of the stockholders, appointed MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF MALONEBAILEY, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011.

FEES PAID TO MALONEBAILEY, LLP

Fiscal Year 2010
Audit Fees (1)	$77,525
Audit-Related Fees (3)	-
Tax Fees	-
Subtotal	77,525
All Other Fees	-
Total Fees	$77,525

Fiscal Year 2009
Audit Fees (2)	$80,000
Audit-Related Fees (3)	4,590
Tax Fees	-
Subtotal	-
All Other Fees	-
Total Fees	$84,590

(1)
Audit Fees.  These are fees for professional services for the audit of our annual financial statements dated December 31, 2010 included in our Annual Report on Form 10-K, and review of financial statements included in our Quarterly Reports on Form 10-Q.  Additional amounts for our 2010 year-end audit that were paid in 2011 and will be reported in the proxy statement for the 2012 annual meeting.

(2)
Audit Fees.  These are fees for professional services for the audit of our annual financial statements dated December 31, 2009 included in our Annual Report on Form 10-K, and review of financial statements included in our Quarterly Reports on Form 10-Q.  Additional amounts for our 2009 year-end audit were paid in 2010 and have been reported in 2011.

(3)
Audit-Related Fees.  These are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, including financial disclosures made in our equity finance documentation and registration statements filed with the SEC that incorporate financial statements and the auditors’ report thereon and reviewed with our Audit Committee on financial accounting/reporting standards.

Our Board, who acts as our audit committee, has adopted a policy governing the pre-approval by the Board of all services, audit and non-audit, to be provided by our independent auditors.  Under the policy, the Board has pre-approved the provision by our independent auditors of specific audit, audit related, tax and other non-audit services as being consistent with auditor independence.  Requests or applications to provide services that require the specific pre-approval of the Board must be submitted to the Board by the independent auditors, and the independent auditors must advise the Board as to whether, in the independent auditor’s view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence.

The Board has considered the nature and amount of the fees billed by MaloneBailey, LLP, and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining the independence of the firm.  The Board has also received and reviewed the written disclosures and the letter from MaloneBailey, LLP, required by applicable requirements of the Public Company Accounting Oversight Board regarding the communications by MaloneBailey, LLP with the Board concerning independence, and has discussed with MaloneBailey, LLP its independence from ESP Resources, Inc.

Based upon the review and discussions referred to above, the Board recommends that the audited financial statements of ESP Resources, Inc. for the 2010 fiscal year be included in the Annual Report filed on Form 10-K for the year ended December 31, 2010.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As of December 31, 2010 and December 31, 2009, the Company had balances due to related parties as follows:

	December 31, 2010	December 31, 2009
Due to ESP Enterprises	$58,139	$58,039
Due to entities owned by the President	-	68,500
Totals	$58,139	$126,539

During 2010, the Company reimbursed entities owned by the President by $68,500.

During the year ended December 31, 2009, DDA Corporation LLC, which is wholly owned by the Company’s president, made several advances to the Company totaling $146,000.  The advances were unsecured, bore no interest, and were due on demand.  On July 1, 2009, the Company issued six convertible notes evidencing the Company’s obligation to repay the advances.  The notes bear interest at 5% per year and mature on January 23, 2010.  On July 1, 2009, DDA Corporation assigned interest in those notes to third parties.  On December 31, 2009, the third parties converted those notes in accordance with their terms and the $146,000 indebtedness in principal and $7,098 accrued interest was thereby satisfied by the issuance of 4,374,244 shares of common stock.

During the year ended December 31, 2009, Diversified Consulting, LLC, which is wholly owned by the Company’s president, advanced the company $40,000 for the Company’s expanding operations.  The advance was unsecured, bore no interest, and was due on demand.  On July 1, 2009, the Company issued a convertible promissory note to Diversified Consulting, LLC to evidence the debt.  On July 1, 2009, Diversified Consulting, LLC transferred that note to a third party.  On December 31, 2009, the third party converted the promissory note in accordance with its terms and the $41,853 indebtedness in principal and accrued interest was thereby satisfied by the issuance of 1,195,788 shares of common stock.

During the year ended December 31, 2009, shareholders and management have advanced the company $214,124 for the Company’s expanding operations, and the Company repaid $21,750 in cash due to entities owned by its President.  On December 31, 2009, the third party assignees to the promissory notes that were issued to entities owned by President elected to convert the notes to common stock for settlement of the related party payable.  The company issued 5,570,032 shares of stock valued $194,951.  As a result, the Company evaluated the terms of the notes in accordance with SFAS No. 133, as amended, ASC 815 “ Accounting for Derivative Instruments and Hedging Activities ”, and ASC 815EITF Issue 00-19, “Accounting for Derivative Financial Instruments to and Potentially Settled in a Company’s Own Stock.”  We determined that advances from management should be accounted as convertible notes and not as derivative instruments.  We evaluated the conversion feature under EITF 98-5 and EITF 00-27, ASC 470 and determined that a beneficial conversion feature should be recognized and gave rise to a debt discount of $186,000.  The $186,000 in debt discounts was accelerated and recorded as interest expense and has been treated as interest expense in our income statement during the year ended December 31, 2009.

On July 17, 2009, ESP entered into a three year employment agreement with David Dugas to serve as President of the Company.  Mr. Dugas will receive cash compensation of $15,000 per month and normal employee benefits.  In addition, he received a one-time grant of 1,500,000 shares of common stock, which will vest if he remains with the Company until June 1, 2010.

On July 17, 2009, ESP entered into a three year employment agreement with Tony Primeaux to serve as President of ESP Petrochemicals.  Mr. Primeaux will receive cash compensation of $10,000 per month and normal employee benefits.  In addition, he received a one-time grant of 750,000 shares of common stock, which will vest if he remains with the Company until June 1, 2010.

OTHER BUSINESS

Management knows of no other matters that may be properly presented at the Annual Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes of ownership of such securities with the SEC.  All reports were filed as of February 25, 2011.

STOCKHOLDER PROPOSALS FOR 2012 ANNUAL MEETING

Under SEC rules, if a stockholder wants us to include a proposal in our Proxy Statement and form of proxy for presentation at our 2012 annual meeting of stockholders, the proposal must be received by us, attention:  David Dugas, Chief Executive Officer, at our principal executive offices by December 11, 2011.  Also in accordance with SEC guidelines, if a stockholder notifies us of that stockholder’s intent to present a proposal at our 2012 annual meeting of stockholders after December 11, 2011, we may, acting through the persons named as proxies in the proxy materials for that meeting, exercise discretionary voting authority with respect to the proposal without including information about the proposal in our proxy materials.  However, in either case, if the date of the 2012 annual meeting is changed by more than 30 days from the date of the 2011 Annual Meeting, then the deadline would be a reasonable time before we begin to print and mail our proxy materials.

DELIVERY OF VOTING MATERIALS

To reduce the expenses of delivering duplicate voting materials to our stockholders who may have more than one ESP Resources stock account, we are taking advantage of “house-holding” rules that permit us to deliver only one set of the Proxy Statement and our 2010 Annual Report to stockholders who share an address unless otherwise requested.  If you hold your shares through a broker, you may have consented to reducing the number of copies of materials delivered to your address.  If you wish to revoke a consent previously provided to your broker, you must contact the broker to do so.  In any event, if you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request a separate copy of these materials at no cost to you.  For future annual meetings, you may request separate voting materials, or request that we send only one set of voting materials to you if you are receiving multiple copies, by either: (i) telephoning us at (337) 706-7056; (ii) sending a letter to us at 111 Lions Club Street, Scott, LA 70583, Attention:  Chief Executive Officer; or (iii) sending an e-mail to us at david.dugas@espchem.com.  If you hold your shares through a broker, you can request a single copy of materials for future meetings by contacting the broker.

By Order of the Board of Directors,

/s/ David Dugas
June 1, 2011	David Dugas
Scott, Louisiana	Chief Executive Officer and President

EXHIBIT A

ESP RESOURCES, INC.
2011 STOCK OPTION AND INCENTIVE PLAN

ESP RESOURCES, INC.
2011 STOCK OPTION AND INCENTIVE PLAN

SECTION 1.   GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the ESP Resources, Inc. 2011 Stock Option and Incentive Plan (the "Plan").  The purpose of the Plan is to encourage and enable the officers, employees, directors and other key persons (including consultants and prospective employees) of ESP Resources, Inc. (the "Company") and its Subsidiaries, if any, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company.  It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby motivating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

"Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

"Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Cash-based Awards and Performance Share Awards.

"Award Agreement" means a written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan.  Each Award Agreement is subject to the terms and conditions of the Plan.

"Board" means the Board of Directors of the Company.

"Cash-based Award" means an Award entitling the recipient to receive a cash-denominated payment.

"Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

"Committee" means the compensation committee of the Board or a similar committee performing the functions of the compensation committee.  If no compensation or similar committee exists, then the Board shall constitute the Committee.  If the Company’s securities are or become listed on a stock exchange, such compensation committee will be comprised of members that meet the criteria established by that stock exchange.

"Covered Employee" means an employee who is a "Covered Employee" within the meaning of Section 162(m) of the Code.

"Dividend Equivalent Right" means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

"Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 21.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

"Fair Market Value" of the Stock on any given date means:

(i) if the Stock is publicly traded, the closing sale price on such date or, if there are no trades on such date, the mean between the closing bid and asked prices on that date, as reported by the principal exchange or market on which the Stock is traded (or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or another customary financial reporting service, as determined by the Committee); or

(ii) if the Stock is not publicly traded or, if publicly traded, the sales prices or bid and asked quotations are not publicly reported, the fair market value as determined by the Committee in accordance with Section 409A of the Code and the related Treasury Regulations.

"Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

"Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

"Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

"Performance-based Award" means any Restricted Stock Award, Performance Share Award or Cash-based Award granted to a Covered Employee that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code and the regulations promulgated thereunder.

"Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle.  The Performance Criteria (which shall be applicable to the organizational level specified by the Committee, including, but not limited to, the Company or a unit, division, group, or Subsidiary, if any, of the Company) that will be used to establish Performance Goals are limited to the following: earnings before interest, taxes, depreciation and amortization ("EBITDA"), EBITDA as adjusted for non-cash expenses (such as stock-based compensation expenses), net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Stock, economic value-added, funds from operations or similar measure, sales or revenue, acquisitions or strategic transactions, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, stockholder returns, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of Stock, sales or market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

"Performance Cycle" means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee's right to and the payment of a Restricted Stock Award, Performance Share Award or Cash-based Award.

"Performance Goals" means, for a Performance Cycle, the specific goals established in writing by the Committee for a Performance Cycle based upon the Performance Criteria.

"Performance Share Award" means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified Performance Goals.

"Restricted Stock Award" means an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant.

"Sale Event" shall mean (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for securities of the successor entity and the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity.

"Sale Price" means the value as determined by the Committee of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

"Section 409A" means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

"Stock" means the Common Stock, par value $0.001 per share, of the Company, subject to adjustments pursuant to Section 3.

"Subsidiary" means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

"Unrestricted Stock Award" means an Award of shares of Stock free of any restrictions.

SECTION 2.     ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a) Committee.  The Plan shall be administered by the Committee.

(b) Powers of Committee.  The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Cash-based Awards and Performance Share Awards, or any combination of the foregoing, granted to any one or more grantees;

(iii) to determine the number of shares of Stock to be covered by any Award;

(iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi) subject to the provisions of Section 5(b), to extend at any time the period in which Stock Options may be exercised; and

(vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan grantees.

(c) Delegation of Authority to Grant Options.  Subject to applicable law, the Committee, in its discretion, may delegate to the Chief Executive Officer or Chief Financial Officer of the Company all or part of the Committee's authority and duties with respect to the granting of Options, to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not Covered Employees.  Any such delegation by the Committee shall include a limitation as to the amount of Options that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria.  The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.

(d) Award Agreement.  Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award, the provisions applicable in the event employment or service terminates, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

(e) Indemnification.  Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company's articles of incorporation or bylaws or any directors' and officers' liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f) Foreign Award Recipients.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries, if any, operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries, if any, shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.  Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3.    STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a) Stock Issuable.  The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 5,000,000 shares, subject to adjustment as provided in Section 3(b).  For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan.  Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award.  The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b) Changes in Stock.  Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company or the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or Subsidiary thereof), the Committee shall make an appropriate or proportionate adjustment in (i) the maximum number of shares of Stock reserved for issuance under the Plan, (ii) the number of Stock Options that can be granted to any one individual grantee and the maximum number of shares of Stock that may be granted under a Performance-based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable.  The Committee shall also make equitable or proportionate adjustments in the number of shares of Stock subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. Notwithstanding the foregoing, no adjustment shall be made under this Section 3(b) if the Committee determines that such action could cause any Award to fail to satisfy the conditions of any applicable exception from the requirements of Section 409A or otherwise could subject the grantee to the additional tax imposed under Section 409A in respect of an outstanding Award or constitute a modification, extension or renewal of an Incentive Stock Option within the meaning of Section 424(h) of the Code. The adjustment by the Committee shall be final, binding and conclusive.  No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

(c) Mergers and Other Transactions.  In the case of and subject to the consummation of a Sale Event, all Awards that are not exercisable, vested and/or nonforfeitable prior to the effective time of such Sale Event may become exercisable, vested and/or nonforfeitable in connection with such Sale Event as specified by the Committee with respect to particular Awards in the relevant Award documentation or otherwise.  Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration). In the event of such termination, each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Committee, to exercise all outstanding Options held by such grantee, including those that will become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of Options not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

Notwithstanding anything to the contrary in this Section 3(c), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price times the number of shares of Stock subject to outstanding Options (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options.

(d) Substitute Awards.  The Committee may grant Awards under the Plan in substitution for Stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary, if any, or the acquisition by the Company or a Subsidiary, if any, of property or stock of the employing corporation.  The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4.    ELIGIBILITY

Grantees under the Plan will be such full or part-time officers, directors and other employees and key persons (including consultants and prospective employees) of the Company and its Subsidiaries, if any, as are selected from time to time by the Committee in its sole discretion.

SECTION 5.    STOCK OPTIONS

Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.  Stock Options granted under the Plan may be Non-Qualified Stock Options.  Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code.  To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

The Committee in its discretion may grant Stock Options to eligible employees, directors and key persons (including consultants and prospective employees) of the Company or any Subsidiary, if any. Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.  If the Committee so determines, Stock Options may be granted in lieu of cash compensation at the optionee's election, subject to such terms and conditions as the Committee may establish.

(a) Exercise Price.  The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Committee at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(b) Option Term.  The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(c) Exercisability; Rights of a Stockholder.  Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date.  The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option.  An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(d) Method of Exercise.  Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased.  Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award Agreement:

(i) In cash, by certified or bank check or other instrument acceptable to the Committee;

(ii) Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that are beneficially owned by the optionee and are not then subject to restrictions under any Company plan.  Such surrendered shares shall be valued at Fair Market Value on the exercise date.  To the extent required to avoid variable accounting treatment under FAS 123R or other applicable accounting rules, such surrendered shares shall have been owned by the optionee for at least six months; or

(iii) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure.  Payment instruments will be received subject to collection.  The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(e) Annual Limit on Incentive Stock Options.  To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and Subsidiary corporations, if any, become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.  To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6.    RESERVED.

SECTION 7.    RESTRICTED STOCK AWARDS

(a) Nature of Restricted Stock Awards.  The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant.  Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.  The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award Agreement.  The terms and conditions of each such Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.

(b) Rights as a Stockholder.  Upon execution of the Restricted Stock Award Agreement and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the Restricted Stock Award Agreement, if any.  Unless the Committee shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Committee may prescribe.

(c) Restrictions.  Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Agreement.  Except as may otherwise be provided by the Committee either in the Award Agreement or, subject to Section 18 below, in writing after the Award Agreement is issued if a grantee's employment (or other service relationship) with the Company and its Subsidiaries, if any, terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price, if any, from such grantee or such grantee's legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder.  Following such deemed reacquisition of unvested Restricted Stock that is represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d) Vesting of Restricted Stock.  The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non- transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse.  Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested."  Except as may otherwise be provided by the Committee either in the Award Agreement or, subject to Section 18 below, in writing after the Award Agreement is issued, a grantee's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee's termination of employment (or other service relationship) with the Company and its Subsidiaries, if any, and such shares shall be subject to the provisions of Section 7(c) above.

SECTION 8.    RESERVED.

SECTION 9.    UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock.  The Committee may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Committee) an Unrestricted Stock Award under the Plan.  Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.    CASH-BASED AWARDS

Grant of Cash-based Awards.  The Committee may, in its sole discretion, grant Cash-based Awards to any grantee in such number or amount and upon such terms, and subject to such conditions, as the Committee shall determine at the time of grant.  The Committee shall determine the maximum duration of the Cash-based Award, the amount of cash to which the Cash-based Award pertains, the conditions upon which the Cash-based Award shall become vested or payable, and such other provisions as the Committee shall determine.  Each Cash-based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Committee.  Payment, if any, with respect to a Cash-based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Committee determines.

SECTION 11.    PERFORMANCE SHARE AWARDS

(a) Nature of Performance Share Awards.  The Committee may, in its sole discretion, grant Performance Share Awards independent of, or in connection with, the granting of any other Award under the Plan.  The Committee shall determine whether and to whom Performance Share Awards shall be granted, the Performance Goals, the periods during which performance is to be measured, and such other limitations and conditions as the Committee shall determine.

(b) Rights as a Stockholder.  A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee.  A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award agreement (or in a performance plan adopted by the Committee).

(c) Termination.  Except as may otherwise be provided by the Committee either in the Award agreement or, subject to Section 18 below, in writing after the Award agreement is issued, a grantee's rights in all Performance Share Awards shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries, if any, for any reason.

SECTION 12.    PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

(a) Performance-based Awards.  Any employee or other key person providing services to the Company and who is selected by the Committee may be granted one or more Performance-based Awards in the form of a Restricted Stock Award, Performance Share Award or Cash-based Award payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee.  The Committee shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Period.  Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual.  The Committee, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of an individual (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions provided however, that the Committee may not exercise such discretion in a manner that would increase the Performance-based Award granted to a Covered Employee.  Each Performance-based Award shall comply with the provisions set forth below.

(b) Grant of Performance-based Awards.  With respect to each Performance-based Award granted to a Covered Employee, the Committee shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award).  Each Performance-based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets.  The Performance Criteria established by the Committee may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-based Awards to different Covered Employees.

(c) Payment of Performance-based Awards.  Following the completion of a Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-based Awards earned for the Performance Cycle.  The Committee shall then determine the actual size of each Covered Employee's Performance-based Award, and, in doing so, may reduce or eliminate the amount of the Performance-based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

(d) Maximum Award Payable.  The maximum Performance-based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 1,000,000 shares (subject to adjustment as provided in Section 3(b) hereof) or $150,000 in the case of a Performance-based Award that is a Cash-based Award.

SECTION 13.     RESERVED.

SECTION 14.     TRANSFERABILITY OF AWARDS

(a) Transferability.  Except as provided in Section 14(b) below, during a grantee's lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee's legal representative or guardian in the event of the grantee's incapacity.  No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution.  No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b) Committee Action.  Notwithstanding Section 14(a), the Committee, in its discretion, may provide either in the Award Agreement regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Awards (other than any Incentive Stock Options) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award.

(c) Family Member.  For purposes of Section 14(b), "family member" shall mean a grantee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee's household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d) Designation of Beneficiary.  Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee's death. Any such designation shall be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee.  If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee's estate.

SECTION 15.     TAX WITHHOLDING

(a) Payment by Grantee.  Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income.  The Company and its Subsidiaries, if any, shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee.  The Company's obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b) Payment in Stock.  Subject to approval by the Committee, a grantee may elect to have the Company's minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 16.     ADDITIONAL CONDITIONS APPLICABLE TO NONQUALIFIED DEFERRED COMPENSATION UNDER SECTION 409A

In the event any Stock Option under the Plan is materially modified and deemed a new grant at a time when the Fair Market Value exceeds the exercise price, or any other Award is otherwise determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A (a "409A Award"), the following additional conditions shall apply and shall supersede any contrary provisions of this Plan or the terms of any agreement relating to such 409A Award.

(a) Exercise and Distribution.  Except as provided in Section 16(b) hereof, no 409A Award shall be exercisable or distributable earlier than upon one of the following:

(i) Specified Time.  A specified time or a fixed schedule set forth in the written instrument evidencing the 409A Award.

(ii) Separation from Service.  Separation from service (within the meaning of Section 409A) by the 409A Award grantee; provided, however, that if the 409A Award grantee is a "key employee" (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) and any of the Company's Stock is publicly traded on an established securities market or otherwise, exercise or distribution under this Section 16(a)(ii) may not be made before the date that is six months after the date of separation from service.

(iii) Death.  The date of death of the 409A Award grantee.

(iv) Disability.  The date the 409A Award grantee becomes disabled (within the meaning of Section 16(c)(ii) hereof).

(v) Unforeseeable Emergency.  The occurrence of an unforeseeable emergency (within the meaning of Section 16(c)(iii) hereof), but only if the net value (after payment of the exercise price) of the number of shares of Stock that become issuable does not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the exercise, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the grantee's other assets (to the extent such liquidation would not itself cause severe financial hardship).

(vi) Change in Control Event.  The occurrence of a Change in Control Event (within the meaning of Section 16(c)(i) hereof), including the Company's discretionary exercise of the right to accelerate vesting of such grant upon a Change in Control Event or to terminate the Plan or any 409A Award granted hereunder within 12 months of the Change in Control Event.

(b) No Acceleration.  A 409A Award may not be accelerated or exercised prior to the time specified in Section 16(a) hereof, except in the case of one of the following events:

(i) Domestic Relations Order.  The 409A Award may permit the acceleration of the exercise or distribution time or schedule to an individual other than the grantee as may be necessary to comply with the terms of a domestic relations order (as defined in Section 414(p)(1)(B) of the Code).

(ii) Conflicts of Interest.  The 409A Award may permit the acceleration of the exercise or distribution time or schedule as may be necessary to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code).

(iii) Change in Control Event.  The Committee may exercise the discretionary right to accelerate the vesting of such 409A Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted thereunder within 12 months of the Change in Control Event and cancel the 409A Award for compensation.

(c) Definitions.  Solely for purposes of this Section 16 and not for other purposes of the Plan, the following terms shall be defined as set forth below:

(i) "Change in Control Event" means the occurrence of a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company (as defined in Section 409A of the Code).

(ii) "Disabled" means a grantee who (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company or its Subsidiaries, if any.

(iii) "Unforeseeable Emergency" means a severe financial hardship to the grantee resulting from an illness or accident of the grantee, the grantee's spouse, or a dependent (as defined in Section 152(a) of the Code) of the grantee, loss of the grantee's property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the grantee.

SECTION 17.    TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 18.     AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent.  Except as provided in Section 3(b) or 3(c), in no event may the Committee exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation and re-grants.  Any material Plan amendments (other than amendments that curtail the scope of the Plan), including any Plan amendments that (i) increase the number of shares reserved for issuance under the Plan, (ii) expand the type of Awards available under, materially expand the eligibility to participate in, or materially extend the term of, the Plan, or (iii) materially change the method of determining Fair Market Value, shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders.  In addition, to the extent determined by the Committee to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders.  Nothing in this Section 18 shall limit the Committee's authority to take any action permitted pursuant to Section 3(c).

SECTION 19.    STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards.  In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 20.    GENERAL PROVISIONS

(a) No Distribution.  The Committee may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b) Delivery of Stock Certificates.  Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee's last known address on file with the Company.  Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee's last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic "book entry" records).  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel (to the extent the Board deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded.  All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded.  The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that an individual make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements.  The Committee shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

(c) Stockholder Rights.  Until Stock is deemed delivered in accordance with Section 20(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d) Other Compensation Arrangements; No Employment Rights.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases.  The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary, if any.

(e) Trading Policy Restrictions.  Option exercises and other Awards under the Plan shall be subject to such Company's insider trading policy and procedures, as in effect from time to time.

(f) Forfeiture of Awards under Sarbanes-Oxley Act.  If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

SECTION 21.     EFFECTIVE DATE OF PLAN

This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present or by written consent.  No grants of Stock Options and other Awards may be made hereunder after the tenth (10th) anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth (10th) anniversary of the date the Plan is approved by the Board.

SECTION 22.     GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Louisiana, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS:  May 27, 2011

DATE APPROVED BY STOCKHOLDERS:  July ____, 2011

EXHIBIT B

BYLAWS OF
ESP RESOURCES, INC.
(A NEVADA CORPORATION)

BYLAWS OF
ESP RESOURCES, INC.

ARTICLE I
IDENTIFICATION

1.1 The name of corporation is ESP Resources, Inc.

1.2 The registered office shall be located at 1000 East William Street, Suite 204, Carson City, NV 89701.

1.3 The corporation (the “Corporation”) may also have offices at such other places both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II
MEETINGS OF STOCKHOLDERS

2.1 All meetings of the stockholders for the election of Directors shall be held within or without of the State of Nevada, at such place as may be fixed from time to time by the Board of Directors.  Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Nevada, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

2.2 Annual meetings of stockholders shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.  At each annual meeting, the stockholders shall elect by a plurality vote a Board of Directors, and transact such other business as may properly be brought before the meeting.

2.3 Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not fewer than ten (10) nor more than sixty (60) days before the date of the meeting.

2.4 The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders of record from the Corporation’s transfer agent entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held.  The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

2.5 Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of stockholders owning at least ten percent (10%) in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote.  Such request shall state the purpose or purposes of the proposed meeting.

2.6 Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not fewer than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting.

2.7 Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice, but may be expanded to include other purposes by the unanimous consent of a quorum of the stockholders present at such special meeting.

2.8 The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Articles of Incorporation.  If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.  At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.  If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.9 When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Articles of Incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question.

2.10 Unless otherwise provided in the Articles of Incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, unless the proxy provides for a longer period.

2.11 Unless otherwise provided by law, any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting if a consent in writing, setting forth the action to be taken, shall be signed by holders of a majority of the shares entitled to vote with respect to the subject matter thereof.

ARTICLE III
DIRECTORS

3.1 The number of Directors that shall constitute the whole Board of Directors shall be determined by resolution of the Board of Directors or by the stockholders at the annual meeting of the stockholders, except as provided in Section 3.2 of this Article, and each Director elected shall hold office until his successor is elected and qualified.  Directors need not be stockholders.

3.2 Vacancies and newly created Directorships resulting from any increase in the authorized number of Directors may be filled by a majority of the Directors then in office, though less than a quorum, or by a sole remaining Director.  Any Director so chosen shall hold office until the next annual election and until his or her successor is duly elected and shall qualify, unless sooner displaced.  If there are no Directors in office, then an election of Directors may be held in the manner provided by statute.  If, at the time of filling any vacancy or any newly created Directorship, the Directors then in office shall constitute less than a majority of the whole Board of Directors (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent (10%) of the total number of the shares at the time outstanding having the right to vote for such Directors, summarily order an election to be held to fill any such vacancies or newly created Directorships, or to replace the Directors chosen by the Directors then in office.

3.3 The business of the Corporation shall be managed by or under the direction of its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

MEETINGS OF THE BOARD OF DIRECTORS

3.4 The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Nevada.

3.5 The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected Directors in order legally to constitute the meeting, provided a quorum shall be present.  In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected Board of Directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the Directors.

3.6 Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

3.7 Special meetings of the Board of Directors may be called by the Chief Executive Officer of the Corporation on three (3) days’ notice to each Director by facsimile or forty-eight (48) hours notice to each Director either personally or via phone call; special meetings shall be called by the Chief Executive Officer or Secretary of the Corporation in like manner and on like notice on the written request of two (2) Directors unless the Board of Directors consists of only one Director, in which case special meetings shall be called by the Chief Executive Officer or Secretary in like manner and on like notice on the written request of the sole Director.

3.8 At all meetings of the Board of Directors a majority of the Directors shall constitute a quorum for the transaction of business and the act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Articles of Incorporation.  If a quorum shall not be present at any meeting of the Board of Directors, the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

3.9 Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

3.10 Unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

COMMITTEES OF DIRECTORS

3.11 The Board of Directors may designate one or more committees, each committee to consist of one or more of the Directors of the Corporation.  The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

Any such committee, to the extent provided in the resolution of the Board of Directors or these Bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters:  (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the Revised Business Corporation Act of Nevada, as in effect from time to time, to be submitted to stockholders for approval or (ii) adopting, amending or repealing any provision of these Bylaws.

3.12 Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

COMPENSATION OF DIRECTORS

3.13 Unless otherwise restricted by the Articles of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of Directors.  The Directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as Director.  No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.  Members of special or standing committees may be allowed like compensation for attending committee meetings.

REMOVAL OF DIRECTORS

3.14 Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any Director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of shares entitled to vote at an election of Directors.

ARTICLE IV
NOTICES

4.1 Whenever, under the provisions of the statutes or of the Articles of Incorporation or of these Bylaws, notice is required to be given to any Director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such Director or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail.  Notice to Directors may also be given by facsimile.

4.2 Whenever any notice is required to be given under the provisions of the statutes or of the Articles of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.  Actual attendance by any person at any meeting will constitute a waiver by such person of any deficiency in the notice of such meeting.

ARTICLE V
OFFICERS

5.1 The officers of the Corporation shall be chosen by the Board of Directors and there shall, at least, be a president, a treasurer and a secretary.  The Board of Directors may elect from among its members a Chairman of the Board and a Vice Chairman of the Board.  The Board of Directors may also choose one or more vice-presidents, assistant secretaries and assistant treasurers.  Any number of offices may be held by the same person, unless the Articles of Incorporation or these Bylaws otherwise provide.

5.2 The Board of Directors, at its first meeting after each annual meeting of stockholders, shall choose a president, a treasurer, and a secretary and may choose vice-presidents.

5.3 The Board of Directors may appoint such other officers and agents as it shall deem necessary, each of whom shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

5.4 The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors.

5.5 The officers of the Corporation shall hold office until their successors are chosen and qualify.  Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors.  Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

THE CHAIRMAN OF THE BOARD

5.6 The Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he shall be present.  He shall have and may exercise such powers as are, from time to time, assigned to him by the Board of Directors and as may be provided by law.

5.7 In the absence of the Chairman of the Board, the Vice Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he shall be present.  He shall have and may exercise such powers as are, from time to time, assigned to him by the Board of Directors and as may be provided by law.

THE PRESIDENT AND VICE-PRESIDENTS

5.8 The president shall be the chief executive officer of the Corporation; and in the absence of the Chairman and Vice Chairman of the Board he shall preside at all meetings of the stockholders and the Board of Directors; he shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect.

5.9 He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

5.10 In the absence of the president or in the event of his inability or refusal to act, the vice-president, if any, (or in the event there be more than one vice-president, the vice-presidents in the order designated by the Directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president.  The vice-presidents shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

THE SECRETARY AND ASSISTANT SECRETARY

5.11 The secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required.  He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or president, under whose supervision he shall be.  He shall have custody of the corporate seal of the Corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary.  The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

5.12 The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

THE TREASURER AND ASSISTANT TREASURERS

5.13 The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

5.14 He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as treasurer and of the financial condition of the Corporation.

5.15 The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

ARTICLE VI
CERTIFICATE OF STOCK

6.1 Certificates representing shares of the Corporation shall be in such form as shall be determined by the Board of Directors.  Such certificates shall be signed by the President or Vice President, and by the Secretary or an Assistant Secretary.  All certificates shall include on their face written notice of any restrictions which may be imposed on the transferability of such shares.  All certificates shall be consecutively numbered or otherwise identified.

6.2 Any of or all the signatures on the certificate may be facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

LOST CERTIFICATES

6.3 The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed.  When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

TRANSFER OF STOCK

6.4 Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

FIXING RECORD DATE

6.5 In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholder or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

REGISTERED STOCKHOLDERS

6.6 The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

ARTICLE VII
GENERAL PROVISIONS
DIVIDENDS

7.1 Dividends upon the capital stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law.  Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Articles of Incorporation.

7.2 Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purposes as the Directors shall think conducive to the interest of the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.

CHECKS

7.3 All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate and in such amount as the Board of Directors may from time to time authorize.

FISCAL YEAR

7.4 The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

SEAL

7.5 The Board of Directors may adopt a corporate seal having inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Nevada.”  The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

INDEMNIFICATION

7.6 The Corporation shall, to the fullest extent authorized under the laws of the State of Nevada, as those laws may be amended and supplemented from time to time, indemnify any Officer or Director made, or threatened to be made, a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of being an Officer or Director of the Corporation or a predecessor Corporation or, at the Corporation’s request, a Director or officer of another Corporation; provided, however, that the Corporation shall indemnify any such agent in connection with a proceeding initiated by such agent only if such proceeding was authorized by the Board of Directors of the Corporation.  The indemnification provided for in this Section 7.6 shall: (i) not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement or vote of stockholders or disinterested Officers or Directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding such office, (ii) continue as to a person who has ceased to be an Officer or Director, and (iii) inure to the benefit of the heirs, executors and administrators of such a person.  The Corporation’s obligation to provide indemnification under this Section 7.6 shall be offset to the extent of any other source of indemnification or any otherwise applicable insurance coverage under a policy maintained by the Corporation or any other person.

Expenses incurred by an Officer or Director of the Corporation in defending a civil or criminal action, suit or proceeding by reason of the fact that he is or was an Officer or Director of the Corporation (or was serving at the Corporation’s request as an Officer or Director or officer of another Corporation) shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Officer or Director to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized by relevant sections of the Revised Business Corporation Act of Nevada.  Notwithstanding the foregoing, the Corporation shall not be required to advance such expenses to an agent who is a party to an action, suit or proceeding brought by the Corporation and approved by a majority of the Board of Directors of the Corporation that alleges willful misappropriation of corporate assets by such agent, disclosure of confidential information in violation of such agent’s fiduciary or contractual obligations to the Corporation or any other willful and deliberate breach in bad faith of such agent’s duty to the Corporation or its stockholders.

The foregoing provisions of this Section 7.6 shall be deemed to be a contract between the Corporation and each Officer or Director who serves in such capacity at any time while this bylaw is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts.

The Board of Directors in its discretion shall have power on behalf of the Corporation to indemnify any person, other than an Officer or Director, made a party to any action, suit or proceeding by reason of the fact that he, his testator or intestate, is or was an officer or employee of the Corporation.

ARTICLE VIII
AMENDMENTS

8.1 These Bylaws may be altered, amended or repealed or new bylaws (any such action being referred to herein as an “Amendment”) as may be adopted by the Board of Directors at any regular or special meeting of the Board of Directors.  The shareholders, upon approval of a majority of the shareholders of the Corporation, may also make, alter, amend or repeal these Bylaws of the Corporation at any annual meeting or at a special meeting called for that purpose.  The Board of Directors will not have the authority to make, alter, amend or repeal any provision in the Bylaws that has already been amended by the shareholders without the approval of a majority of the shareholders of the Corporation.

ARTICLE IX
LOANS TO OFFICERS

9.1 Except as prohibited by applicable law, the Corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the Corporation or of its subsidiaries, including any officer or employee who is a Director of the Corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the Corporation.  The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the Corporation.  Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the Corporation at common law or under any statute.

CERTIFICATE OF SECRETARY OF
ESP RESOURCES, INC.

The undersigned hereby certifies that he is the duly elected and acting Secretary of ESP Resources, Inc., a Nevada corporation (the “Corporation”), and that the Bylaws attached hereto constitute the Bylaws of said Corporation as duly adopted by the Board of Directors on May 27, 2011.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his name this _____ day of July, 2011.

______________________________________
Tony Primeaux, Secretary

EXHIBIT C

Certificate of Amendment to Articles of Incorporation
for Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390)

1.             Name of corporation:  ESP Resources, Inc.

2.             The articles have been amended as follows:

The SECOND Article of the Articles of Incorporation of ESP Resources, Inc. has been amended to change the address of the registered agent and shall read in its entirety as follows (replacing the SECOND Article of the October 27, 2004 Articles of Incorporation):

SECOND.  The corporation’s registered office in the State of Nevada is located at 1000 East William Street, Suite 204, Carson City, NV 89701.  The corporation may maintain an office, or offices, in such other place within or without the State of Nevada as may be from time-to-time designated by the Board of Directors, or by the By-Laws of the corporation, and that this corporation may conduct all corporation business of every kind and nature, including the holding of all meetings of Directors and Stockholders, outside the State of Nevada as well as within the State of Nevada.

The FOURTH Article of the Articles of Incorporation of ESP Resources, Inc. has been amended to reflect the current authorized capital stock of the corporation, including the authorization of a new class of stock, preferred stock, and shall read in its entirety as follows (replacing the FOURTH Article of the October 27, 2004 Articles of Incorporation):

FOURTH.  The total number of shares of common stock authorized that may be issued by the corporation is THREE HUNDRED FIFTY MILLION (350,000,000) shares of stock at ONE TENTH OF A CENT ($.001) par value.  The total number of shares of preferred stock authorized that may be issued by the corporation is TEN MILLION (10,000,000) shares of stock at ONE TENTH OF A CENT ($.001) par value.  Said shares may be issued by the corporation from time to time for such considerations as may be fixed by the Board of Directors and without further amendment to the Articles of Incorporation.

The EIGHTH Article of the Articles of Incorporation of ESP Resources, Inc. has been amended to state that the name and address of the corporation’s registered agent and shall read in its entirety as follows (replacing the EIGHTH Article of the October 27, 2004 Articles of Incorporation):

EIGHTH.  The resident agent for this corporation shall be:

National Registered Agents, Inc.

The address of said agent and the registered or statutory address of this corporation in the State of Nevada shall be:

1000 East William Street, Suite 204
Carson City, NV 89701

4.           Effective date of filing (optional):  _________________________ (must not be later than 90 days after the certificate is filed)

5.           Signature (Required):    ____________________________
                                                         Tony Primeaux

C-1

ESP RESOURCES, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – TO BE HELD ON JULY 29, 2011 AT 10:00 A.M.(LOCAL TIME).

CONTROL ID:
REQUEST ID:

The undersigned appoints David Dugas and Tony Primeaux, and each of them, as proxies, each with the power of substitution, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of ESP Resources, Inc. held of record by the undersigned at the close of business on June 3, 2011 at the 2011 Annual Meeting of Stockholders to be held at the JW Marriott New Orleans, 614 Canal St., New Orleans, LA 70130 - Telephone: (504) 525-6500 or at any adjournment thereof.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/ESPI

ANNUAL MEETING OF THE STOCKHOLDERS OF ESP RESOURCES, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1		à	FOR ALL	AGAINST	FOR ALL EXCEPT
	ELECTION OF DIRECTORS:		☐
	David Dugas			☐	☐
	Tony Primeaux			☐	☐	CONTROL ID:
	William M. Cox			☐	☐	REQUEST ID:

Proposal 2		à	FOR	AGAINST	ABSTAIN
	TO APPROVE OUR 2011 STOCK OPTION AND INCENTIVE PLAN		☐	☐	☐

Proposal 3		à	FOR	AGAINST	ABSTAIN
	TO AMEND AND RESTATE OUR BYLAWS INCLUDING AN AMENDMENT TO AUTHORIZE THE BOARD OF DIRECTORS DISCRETION TO SET THE DATE OF ANNUAL MEETINGS		☐	☐	☐

Proposal 4		à	FOR	AGAINST	ABSTAIN
	TO AMEND AND RESTATE OUR BYLAWS INCLUDING AN AMENDMENT TO AUTHORIZE THE COMPANY TO TAKE ACTIONS BY APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SHARES ENTITLED TO VOTE		☐	☐	☐

Proposal 5		à	FOR	AGAINST	ABSTAIN
	TO AMEND AND RESTATE OUR BYLAWS INCLUDING AN AMENDMENT TO AUTHORIZE THE BOARD OF DIRECTORS TO AMEND THE BYLAWS		☐	☐	☐

Proposal 6		à	FOR	AGAINST	ABSTAIN
	TO AMEND OUR ARTICLES OF INCORPORATION INCLUDING AN AMENDMENT TO DECREASE THE AUTHORIZED SHARES OF OUR COMMON STOCK FROM 1,200,000,000 SHARES TO 350,000,000 SHARES		☐	☐	☐

Proposal 7		à	FOR	AGAINST	ABSTAIN
	TO AMEND OUR ARTICLES OF INCORPORATION INCLUDING AN AMENDMENT TO AUTHORIZE 10,000,000 SHARES OF PREFERRED STOCK		☐	☐	☐

Proposal 8		à	FOR	AGAINST	ABSTAIN
	TO RATIFY THE APPOINTMENT OF MALONEBAILEY, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011		☐	☐	☐

Proposal 9						MARK HERE FOR ADDRESS CHANGE ☐
	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING					New Address (if applicable): ________________________ ________________________ ________________________
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, 4, 5, 6, 7 AND 8.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of all directors; FOR the approval of the 2011 Stock Option and Incentive Plan; FOR the approval to amend and restate our Bylaws, FOR the approval to amend our Articles of Incorporation and FOR the ratification of the appointment of MaloneBailey, LLP, an independent registered public accounting firm, as the independent auditors of the Company for the fiscal year ending December 31, 2011; and as the Board of Directors may recommend on such other business as may properly come before the annual meeting.

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)
Dated: ________________________, 2011